UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event report): September 23, 2011

ROOMSTORE, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-54019	54-1832498
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer ID #)

12501 Patterson Avenue

Richmond, Virginia 23238

(Address of principal executive offices)

(804) 784-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 23, 2011, RoomStore, Inc. (the “Company”) entered into an amendment number 1 (the “Amendment”) to the May 27, 2010 Loan and Security Agreement (the “Agreement”) between Wells Fargo Retail Finance, LLC (“Wells Fargo”) and the Company. The Amendment adds additional terms and conditions to the Agreement regarding: (i) periodic inventory appraisals and financial audits; (ii) minimum excess availability requirements; and (iii) the preparation of periodic budgets by the Company for Wells Fargo. Upon signing this Amendment, additional borrowing availability was granted to the Company by Wells Fargo.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RoomStore, Inc.

September 26, 2011	By:	/s/ Lewis M. Brubaker
Name: Lewis M. Brubaker
Title: Senior VP and CFO